SIGNIFICANT TRANSACTIONS	6 Months Ended
Jun. 30, 2019
Significant Transactions
SIGNIFICANT TRANSACTIONS
SIGNIFICANT TRANSACTIONS
Mandatory tender offer application in relation to GTH
On February 10, 2019, VEON submitted an application to the Egyptian Financial Regulatory Authority (the "FRA") to approve a mandatory tender offer by VEON Holdings B.V. for any and all of the outstanding shares of GTH which are not owned by VEON (up to 1,997,639,608 shares, representing approximately 42.31% of GTH's issued shares) (the "MTO"). On June 26, 2019, the FRA approved the MTO at an adjusted offer price of EGP 5.08 per share. The MTO commenced on July 2, 2019, and is expected to end on August 6, 2019. No liability was established as of June 30, 2019. The MTO will be funded by cash on hand and/or the utilization of undrawn credit facilities. Any increase of the Company's interest in GTH will be accounted for directly in equity upon closing of the transaction. During the six months ended June 30, 2019, following the original submission of the MTO application on February 10, 2019, the Company deposited a collateral of US$668, which is recorded as a current financial asset on the statement of financial position and represents a cash outflow from investing activities in the statement of cash flows. To further simplify the VEON Group's corporate structure, following a successful completion of the MTO and the requisite shareholder approval, it is anticipated that GTH will be delisted from the Egyptian Exchange (the "EGX"). Furthermore, VEON submitted an offer to GTH to acquire substantially all of its operating assets, subject to successful completion of the MTO and delisting. The asset transfers will be conducted at the imputed MTO valuation.
Settlement of GTH Taxes
On June 26, 2019, GTH reached agreement with the Egyptian Tax Authority ("ETA") to settle all outstanding tax liabilities of GTH and its Egyptian subsidiaries for a total amount of US$136 (the "GTH Tax Settlement"). The GTH Tax Settlement is in respect of tax liabilities of GTH and its Egyptian subsidiaries for the tax years 2000 through 2018. From June 26, 2019, following the first settlement payment of US$54 by GTH to the ETA, GTH is released in relation to tax years from 2006 through 2007 and 2010 through 2018. In respect of the years 2000 through 2005 and 2008 through 2009 for GTH and all years up to and including 2018 for GTH's Egyptian subsidiaries, the tax releases are expected to take effect immediately on the payment of the second settlement of US$82 by no later than December 31, 2019, at which time GTH is expected to delist from EGX. The respective liabilities to the tax authorities have been increased by US$55.
Revised technology infrastructure partnership with Ericsson
On February 25, 2019, the Company announced a revised arrangement with Ericsson to upgrade its core IT systems in several countries in the coming years and to release Ericsson from the development and delivery of the Full Stack Revenue Manager Solution. This revised arrangement enables VEON to continue upgrading IT infrastructure with new digital business support systems (DBSS) using existing software from Ericsson which is already deployed in certain operating companies within VEON. The parties signed binding terms to vary the existing agreements and as a result VEON received US$350 during the first half of 2019. The settlement amount was recorded in the income statement within ‘Other operating gains / (losses)’.
Termination of joint operation in Kazakhstan
In April 2019, the Group received a settlement amount of US$38 from Kcell Joint Stock Company (“Kcell”), related to the termination of the network sharing agreement between Kcell and our subsidiary in Kazakhstan.